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                                                                   EXHIBIT 10.14

                                   AMENDMENT
                                    TO THE
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                 CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.

        The undersigned, desiring to amend the Certificate of Limited Partnership of Charter Communications Entertainment I, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

        FIRST: The name of the Limited Partnership is Charter Communications Entertainment I, L.P.

        SECOND: Article 3 of the Certificate of Limited Partnership shall be amended to read in its entirety as follows:

        "3. The name and business address of the sole general partner of the Partnership is:

                                CCA Acquisition Corp.
                                c/o Charter Communications, Inc.
                                12444 Powerscourt Drive
                                St. Louis, Missouri 63131"

        IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership of this 29th day of September, 1995.

                                           CHARTER COMMUNICATIONS
                                           ENTERTAINMENT I. L.P.

                                           By: CCA Acquisition Corp.,
                                                 general partner

                                             By:/s/ Jeffrey Sanders
                                                _______________________
                                               Name:  Jeffrey Sanders
                                               Title: Executive Vice President,
                                                      CFO and Treasurer